Exhibit 10.13

Farmland Sub-contracting Agreement

The party awarding the Agreement:	Xi Dong (transliteration in Putonghua) Village of Hu Yang (transliteration in Putonghua) Town, Yong Chun County (hereafter referred to as Party A). Seal (illegible) affixed

Legal person:	Zheng Zhaoyong

Location:	Xi Dong Village of Hu Yang Town

Mode of contact:	13506913757
The sub-contracting party:	Fujian Qianlon Agricultural Technology Co., Ltd. (hereafter referred to as Party B).

Representative of the sub-contracting party:	ANG Stanley

Location:	Taiwan Street Hu li (transliteration in Putonghua) District of Xiamen (transliteration in Putonghua) City.

Mode of contact	18759964696

For the sake of promoting economic developments in rural areas and after having been agreed by part of the villagers (Name list refer to Appendix 1) of Xi Dong village Hu Yang Town Yong Chun County and after having been approved by Town Government. In order to clarify the relationship of rights and obligations between the two parties, according to Land Administration Law of the People's Republic of China, Law of the People's Republic of China on the Contracting of Rural Land and other laws and regulations, both Party A and Party B reach the following Agreement after fair, open and democratic negotiations in order to keep our promises:

1.0
The location and the area of the land sub-contracted: Party B shall sub-contract Party A at around Xi Dong Wei (transliteration in Putonghua), totaling 19.5 mu (667 square meter). However, the result of the actual survey carried out in accordance with our State’s norms will prevail and each and every landlord shall sign and affix his/her finger print as proof.

2.0
Tenure of sub-contracting: The tenure of sub-contracting shall be temporarily fixed for a period of 30 years as from 1st January 2011 to 31st December 2040. If Party B wishes to continue sub-contracting the land at the expiry of the sub-contracting tenure, Party B shall have preferential rights to have the land sub-contracting under the same conditions.

3.0	The land sub-contracting shall be used as: Party B shall sub-contract this piece of land to be used as the base for seedling.

4.0
Money for the sub-contracting: Money for the sub-contracting shall be RMB 200 dollars per mu per year, money for the sub-contracting shall be 200 x 19.5 = 3,900 dollars/year. Party B shall be required to pay the money for the sub-contracting in respect of that particular year on or before 20th June of each year at one go; and on the day when this Agreement comes into force, Party B shall also be required to pay a sum of money amounting to a year’s sum of money for the sub-contracting of the land as a deposit which shall be used as the money for the sub-contracting of the land for the final year of the sub-contracting period.

5.0	Rights and Obligations:

5.1	Party A’s rights and obligations:

5.1.1
After the Agreement has been concluded, if Party B fails to operate the forest land leaving the said forest land uncultivated causing permanent damage to the forest land; then Party A shall be entitled to unconditionally take back the land;

5.1.2	Party A shall safeguard Party B’s sub-contracting and operational rights of the land and shall not have such rights changed or renounced unlawfully;

5.1.3	Party A shall respect Party B’s decision-making rights in respect of its production and operation;

5.1.4	Party A shall be responsible for removing any interference, which might be caused unlawfully by any other organizations or individuals, in respect of Party B’s operational rights;

5.1.5	Party A shall be responsible for getting over any disputes if the ownership rights of the forest land sub-contracted is in issue;

5.1.6	Party A shall ensure gratuitous usage of passages leaving to the forest land as well as easy access to the same.

5.2	Party B’s rights and obligations:

5.2.1	During the period of sub-contracting, Party B shall be entitled to have decision-making rights in respect of its operations;

5.2.2
In case that the land sub-contracted is requisitioned in accordance with law, then the sub-contracting party shall be entitled to have all compensations in respect of the plants growing on the land, facilities erected on the land, fees for settlement and other relevant compensations set down by the relevant laws, rules and regulations in respect of requisitioning of land; but Party A shall be entitled to have the compensation made in respect of the land;

5.2.3	If Party B fails to pay for the money for the sub-contracting of the land over a period of 6 months, it then shall be deemed as if Party B has automatically given up its sub-contracting rights;

5.2.4
In case that any financial subsidy in respect of the land sub-contracted is awarded by superior organizations, then Party B shall be entitled to all such subsidy conditional upon that such subsidy shall be utilized in respect of the production and management pertaining to the land sub-contracted;

6.0	Special Stipulations: During the sub-contracting period, Party A shall provide Xi Xi Cheng Bian Primary School to the use of Party B gratis.

7.0
This Agreement shall come into force after it has been entered into by both parties and after it has been reported to Hu Yang Town Government of Yong Chun County and been approved by the same. Party B shall be entitled to have the operational rights of the land after this sub-contracting Agreement has come into force. Both Party A and Party B shall abide by the terms in this Agreement and in case that there are any disputes, both parties shall remove such disputes through friendly negotiations. If friendly negotiations are in vain, both parties can request the Rural Committee of the Town Government to mediate in order to eliminate such disputes. If negotiations and mediation are in vain, both parties can apply for arbitration to the Arbitration Organization of Sub-contracted Land in Rural Areas.

8.0	Party A and Party B shall hold other friendly negotiations in respect of any matters unattended by this Agreement.

9.0	This Agreement shall be in triplicated, each of Party A and Party B shall hold one copy of this Agreement; and the third copy of this Agreement shall be kept in file by Hu Yang Ton Government.

Party A (signature and seal):

Seal of Xi Xi Villagers’ Committee of Hu Yang Town of Yong Chun County

Party B (signature and seal):                                         /s/ ANG Stanley

Seal of Fujian Qianlon Agricultural Technology Co., Ltd.

Approving organization (seal of Hu Yang Town Government):

Seal of Hu Yang Town Government

Date:           February 1, 2011

Contract Period: 2011.2.1 ~ 2040.2.1; Contract Signing Date:
Date: 2011.2.1;

No.	Account Name (Chinese)	Name（Eng）	Number of mu leased	Unit Price / mu	Amount per year ($)	Deposit
1	郑永业	Zheng Yongye	1.5	200	300.00	300.00
2	郑永存	Zheng Yongcun	2.5	200	500.00	500.00
3	郑金水	Zheng Jinshui	1	200	200.00	200.00
4	郑福生	Zheng Fusheng	1	200	200.00	200.00
5	郑福全	Zheng Fuquan	0.5	200	100.00	100.00
6	郑更忠	Zheng Gengzhong	1	200	200.00	200.00
7	郑文生	Zheng Wensheng	2	200	400.00	400.00
8	郑加练	Zheng Jialian	2	200	400.00	400.00
9	郑永山	Zheng Yongshan	0.75	200	150.00	150.00
10	郑志忠	Zheng Zhizhong	0.75	200	150.00	150.00
11	郑瑞兰	Zheng Ruilan	0.5	200	100.00	100.00
12	郑良全	Zheng Liangquan	2.5	200	500.00	500.00
13	郑东生	Zheng Dongsheng	0.5	200	100.00	100.00
14	郑庆林	Zheng Qinglin	1.5	200	300.00	300.00
15	郑庆华	Zheng Qinghua	1.5	200	300.00	300.00
Total:			19.5		3,900.00	3,900.00

Forest Land Sub-contracting Agreement

The party awarding the Agreement:	Xi Dong (transliteration in Putonghua) Village of Hu Yang (transliteration in Putonghua) Town, Yong Chun County (hereafter referred to as Party A).

Legal person:	Zheng Zhaoyong

Location:	Xi Dong Village of Hu Yang Town

Mode of contact:	13506913757

The sub-contracting party:	Fujian Qianlon Agricultural Technoloy Co., Ltd. (hereafter referred to as Party B).

Representative of the sub-contracting party:	ANG Stanley

Location:	Taiwan Street Hu li (transliteration in Putonghua) District of Xiamen (transliteration in Putonghua) City.

Mode of contact	18759964696

For the sake of promoting economic developments in rural areas and after having been agreed by part of the villagers (Name list refer to Appendix 1) of Xi Dong village Hu Yang Town Yong Chun County and after having been approved by Town Government. In order to clarify the relationship of rights and obligations between the two parties, according to Land Administration Law of the People's Republic of China, Law of the People's Republic of China on the Contracting of Rural Land and other laws and regulations, both Party A and Party B reach the following Agreement after fair, open and democratic negotiations in order to keep our promises:

1.0
The location and the area of the land sub-contracted: Party B shall sub-contract Party A’s farmland, citrus orchards located at around Shan lin dou of Xi Xi Cheng Bian (transliteration in Putonghua) from Ku ji Xi (transliteration in Putonghua) of Xi Dong in the east, Cheng Bian Xi (transliteration in Putonghua) in the south, Xi Xi (transliteration in Putonghua) in the west, Chun Lin Shan (transliteration in Putonghua) and Xi Dong Wei (transliteration in Putonghua) in the north, totaling 199.8 mu (667 square meter). However, the result of the actual survey carried out in accordance with our State’s norms will prevail and each and every landlord shall sign and affix his/her finger print as proof.

2.0
Tenure of sub-contracting: The tenure of sub-contracting shall be temporarily fixed for a period of 30 years as from 1st January 2011 to 31st December 2040. If Party B wishes to continue sub-contracting the land at the expiry of the sub-contracting tenure, Party B shall have preferential rights to have the land sub-contracting under the same conditions.

3.0	The land sub-contracting shall be used as: Party B shall sub-contract this piece of land to be used as the base for growing economic woods

4.0
Money for the sub-contracting: Money for the sub-contracting shall be RMB 50 dollars per mu per year, money for the sub-contracting shall be 50 x 199.8 = 9,990 dollars/year. Party B shall be required to pay the money for the sub-contracting in respect of that particular year on or before 15th January of each year at one go; and on the day when this Agreement comes into force, Party B shall also be required to pay a sum of money amounting to a year’s sum of money for the sub-contracting of the land as a deposit which shall be used as the money for the sub-contracting of the land for the final year of the sub-contracting period.

5.0	Rights and Obligations:

5.1	Party A’s rights and obligations:

5.1.1
After the Agreement has been concluded, if Party B fails to operate the forest land leaving the said forest land uncultivated causing permanent damage to the forest land; then Party A shall be entitled to unconditionally take back the land;

5.1.2	Party A shall safeguard Party B’s sub-contracting and operational rights of the land and shall not have such rights changed or renounced unlawfully;

5.1.3	Party A shall respect Party B’s decision-making rights in respect of its production and operation;

5.1.4
Party A shall take requisite steps to actively co-ordinate with Party B so as to render assistance to Party B in respect of the transfer of the Ownership Rights of Woods or for any change of any formalities which shall cause any properties to be registered under Party B’s name and for going through requisite formalities in respect of verification and approval procedures of the falling of trees;

5.1.5	Party A shall be responsible for removing any interference, which might be caused unlawfully by any other organizations or individuals, in respect of Party B’s operational rights;

5.1.6	Party A shall be responsible for getting over any disputes if the ownership rights of the forest land sub-contracted is in issue;

5.1.7	Party A shall ensure gratuitous usage of passages leaving to the forest land as well as easy access to the same.

5.2	Party B’s rights and obligations:

5.2.1	During the period of sub-contracting, Party B shall be entitled to have decision-making rights in respect of its operations;

5.2.2
In case that the land sub-contracted is requisitioned in accordance with law, then the sub-contracting party shall be entitled to have all compensations in respect of the plants growing on the land, facilities erected on the land, fees for settlement and other relevant compensations set down by the relevant laws, rules and regulations in respect of requisitioning of land; but Party A shall be entitled to have the compensation made in respect of the land;

5.2.3	If Party B fails to pay for the money for the sub-contracting of the land over a period of 6 months, it then shall be deemed as if Party B has automatically given up its sub-contracting rights;

5.2.4
In case that any financial subsidy in respect of the land sub-contracted is awarded by superior organizations, then Party B shall be entitled to all such subsidy conditional upon that such subsidy shall be utilized in respect of the production and management pertaining to the land sub-contracted;

6.0	Special Stipulations: During the sub-contracting period, Party A shall provide Xi Xi Cheng Bian Primary School to the use of Party B gratis.

7.0
This Agreement shall come into force after it has been entered into by both parties and after it has been reported to Hu Yang Town Government of Yong Chun County and been approved by the same. Party B shall be entitled to have the operational rights of the land after this sub-contracting Agreement has come into force. Both Party A and Party B shall abide by the terms in this Agreement and in case that there are any disputes, both parties shall remove such disputes through friendly negotiations. If friendly negotiations are in vain, both parties can request the Rural Committee of the Town Government to mediate in order to eliminate such disputes. If negotiations and mediation are in vain, both parties can apply for arbitration to the Arbitration Organization of Sub-contracted Land in Rural Areas.

8.0	Party A and Party B shall hold other friendly negotiations in respect of any matters unattended by this Agreement.

9.0	This Agreement shall be in triplicated, each of Party A and Party B shall hold one copy of this Agreement; and the third copy of this Agreement shall be kept in file by Hu Yang Ton Government.

Party A (signature and seal):

Seal of Xi Dong Villagers’ Committee of Hu Yang town of Yong Chun County

Party B (signature and seal):                                                       /s/ ANG Stanley

Seal of Fujian Qianlon Agricultural Technology Co., Ltd.

Approving organization (seal of Hu Yang Town Government):

Seal of Hu Yang Town Government

Date:           February 1, 2011

Contract Period: 2011.1.1 ~ 2040.12.31; Contract Signing Date:
2011.2.1;

No.	Account Name (Chinese)	Name（Eng）	Number of mu leased	Unit Price	Amount per year ($)	Deposit
1	郑桂生	Zheng Guisheng	6.5	50	325.00	325.00
2	郑鹏程	Zheng Pengcheng	4	50	200.00	200.00
3	郑其中	Zheng Qizhong	2.5	50	125.00	125.00
4	郑金龙	Zheng Jinlong	6	50	300.00	300.00
5	郑翠琼	Zheng Cuiqiong	3	50	150.00	150.00
6	黄生协	Huang Shengxie	5	50	250.00	250.00
7	郑金龙	Zheng Jinlong	1	50	50.00	50.00
8	郑华太	Zheng Huatai	3	50	150.00	150.00
9	郑家发	Zheng Jiafa	7	50	350.00	350.00
10	郑振镯	Zheng Zhenzhuo	7	50	350.00	350.00
11	郑和平	Zheng Heping	7	50	350.00	350.00
12	郑华生	Zheng Huasheng	5.5	50	275.00	275.00
13	郑家兴	Zheng Jiaxing	2.5	50	125.00	125.00
14	郑东升	Zheng Dongsheng	1.5	50	75.00	75.00
15	郑福全	Zheng Fuquan	4.5	50	225.00	225.00
16	郑庆华	Zheng Qinghua	5.5	50	275.00	275.00
17	郑福生	Zheng Fusheng	5.5	50	275.00	275.00
18	郑育明	Zheng Yuming	1.5	50	75.00	75.00
19	郑永业	Zheng Yongye	4.5	50	225.00	225.00
20	郑永存	Zheng Yongcun	5	50	250.00	250.00
21	郑文生	Zheng Wensheng	3	50	150.00	150.00

22	郑家炼	Zheng Jialian	11.5	50	575.00	575.00
23	郑宝兴	Zheng Baoxing	10	50	500.00	500.00
24	刘丽真	Liu Lizhen	4.5	50	225.00	225.00
25	郑建通	Zheng Jiantong	5	50	250.00	250.00
26	郑更中	Zheng Gengzhong	3	50	150.00	150.00
27	郑良全	Zheng Liangquan	4.5	50	225.00	225.00
28	郑曙春	Zheng Shuchun	2.5	50	125.00	125.00
29	郑建华	Zheng Jianhua	10	50	500.00	500.00
30	刘秀月	Liu Xiuyue	5	50	250.00	250.00
31	郑华明	Zheng Huaming	3	50	150.00	150.00
32	郑少锋	Zheng Shaofeng	1.3	50	65.00	65.00
33	郑家良	Zheng Jialiang	33	50	1,650.00	1,650.00
34	郑友忠	Zheng Youzhong	5	50	250.00	250.00
35	郑育德	Zheng Yude	7	50	350.00	350.00
36	郑金山	Zheng Jinshan	3.5	50	175.00	175.00
Total:			199.8		9,990.00	9,990.00

Land Sub-contracting Agreement

The party awarding the Agreement:	Xi Dong (transliteration in Putonghua) Village of Hu Yang (transliteration in Putonghua) Town, Yong Chun County (hereafter referred to as Party A).

Legal person:	Zheng Zhaoyong

Location:	Xi Dong Village of Hu Yang Town

Mode of contact:	13506913757

The sub-contracting party:	Fujian Qianlon Agricultural Technology Co., Ltd.(hereafter referred to as Party B).

Representative of the sub-contracting party:	ANG Stanley.

Location:	Taiwan Street Hu li (transliteration in Putonghua) District of Xiamen (transliteration in Putonghua) City.

Mode of contact	18759964696

For the sake of promoting economic developments in rural areas and after having been agreed by part of the villagers (Name List refer to Appendix 1) of Xi Dong village Hu Yang Town Yong Chun County and after having been approved by Town Government. In order to clarify the relationship of rights and obligations between the two parties, according to Land Administration Law of the People's Republic of China, Law of the People's Republic of China on the Contracting of Rural Land and other laws and regulations, both Party A and Party B reach the following Agreement after fair, open and democratic negotiations in order to keep our promises:

1.0
The location and the area of the land sub-contracted: Party B shall sub-contract Party A’s farmlands, citrus orchards located at around Shan lin dou of Xi Xi Cheng Bian (transliteration in Putonghua) from Ku ji Xi (transliteration in Putonghua) of Xi Dong in the east, Cheng Bian Xi (transliteration in Putonghua) in the south, Xi Xi (transliteration in Putonghua) in the west, Chun Lin Shan (transliteration in Putonghua) and Xi Dong Wei (transliteration in Putonghua) in the north, totaling 151.50 mu (667 square meter). However, the result of the actual survey carried out in accordance with our State’s norms will prevail and each and every landlord shall sign and affix his/her finger print as proof.

2.0
Tenure of sub-contracting: The tenure of sub-contracting shall be temporarily fixed for a period of 30 years as from 1st January 2011 to 31st December 2040. If Party B wishes to continue sub-contracting the land at the expiry of the sub-contracting tenure, Party B shall have preferential rights to have the land sub-contracting under the same conditions.

3.0	The land sub-contracting shall be used as: Party B shall sub-contract this piece of land to be used as the base for growing economic woods

4.0
Money for the sub-contracting: Money for the sub-contracting for mountainous region shall be RMB 50 dollars per mu per year, and for farmland shall be RMB 200 dollars per mu per year, money for the sub-contracting for mountainous region shall be 50 x 101 = 5,050 dollars/year, and for the farmland shall be 200 x 50.5 = 10,100 dollars/year. In total the sub-contracting money shall be 5,050 + 10,100 = 15,150 dollars/year. Party B shall be required to pay the money for the sub-contracting in respect of that particular year on or before 15th January of each year at one go; and on the day when this Agreement comes into force, Party B shall also be required to pay a sum of money amounting to a year’s sum of money for the sub-contracting of the land as a deposit which shall be used as the money for the sub-contracting of the land for the final year of the sub-contracting period.

5.0	Rights and Obligations:

5.1	Party A’s rights and obligations:

5.1.1
After the Agreement has been concluded, if Party B fails to operate the forest land leaving the said forest land uncultivated causing permanent damage to the forest land; then Party A shall be entitled to unconditionally take back the land;

5.1.2	Party A shall safeguard Party B’s sub-contracting and operational rights of the land and shall not have such rights changed or renounced unlawfully;

5.1.3	Party A shall respect Party B’s decision-making rights in respect of its production and operation;

5.1.4
Party A shall take requisite steps to actively co-ordinate with Party B so as to render assistance to Party B in respect of the transfer of the Ownership Rights of Woods or for any change of any formalities which shall cause any properties to be registered under Party B’s name and for going through requisite formalities in respect of verification and approval procedures of the falling of trees;

5.1.5	Party A shall be responsible for removing any interference, which might be caused unlawfully by any other organizations or individuals, in respect of Party B’s operational rights;

5.1.6	Party A shall be responsible for getting over any disputes if the ownership rights of the forest land sub-contracted is in issue;

5.1.7	Party A shall ensure gratuitous usage of passages leaving to the forest land as well as easy access to the same.

5.2	Party B’s rights and obligations:

5.2.1	During the period of sub-contracting, Party B shall be entitled to have decision-making rights in respect of its operations;

5.2.2
In case that the land sub-contracted is requisitioned in accordance with law, then the sub-contracting party shall be entitled to have all compensations in respect of the plants growing on the land, facilities erected on the land, fees for settlement and other relevant compensations set down by the relevant laws, rules and regulations in respect of requisitioning of land; but Party A shall be entitled to have the compensation made in respect of the land;

5.2.3	If Party B fails to pay for the money for the sub-contracting of the land over a period of 6 months, it then shall be deemed as if Party B has automatically given up its sub-contracting rights;

5.2.4
In case that any financial subsidy in respect of the land sub-contracted is awarded by superior organizations, then Party B shall be entitled to all such subsidy conditional upon that such subsidy shall be utilized in respect of the production and management pertaining to the land sub-contracted;

6.0	Special Stipulations: During the sub-contracting period, Party A shall provide Xi Xi Cheng Bian Primary School to the use of Party B gratis.

7.0
This Agreement shall come into force after it has been entered into by both parties and after it has been reported to Hu Yang Town Government of Yong Chun County and been approved by the same. Party B shall be entitled to have the operational rights of the land after this sub-contracting Agreement has come into force. Both Party A and Party B shall abide by the terms in this Agreement and in case that there are any disputes, both parties shall remove such disputes through friendly negotiations. If friendly negotiations are in vain, both parties can request the Rural Committee of the Town Government to mediate in order to eliminate such disputes. If negotiations and mediation are in vain, both parties can apply for arbitration to the Arbitration Organization of Sub-contracted Land in Rural Areas.

8.0	Party A and Party B shall hold other friendly negotiations in respect of any matters unattended by this Agreement.

9.0	This Agreement shall be in triplicated, each of Party A and Party B shall hold one copy of this Agreement; and the third copy of this Agreement shall be kept in file by Hu Yang Ton Government.

Party A (signature and seal):

Seal of Xi Dong Villagers’ Committee Hu Yang Town of Yong Chun County

Party B (signature and seal):                                                      /s/ ANG Stanley

Seal of Fujian Qianlon Agricultural Technology Co., Ltd.

Approving organization (seal of Hu Yang Town Government):

Seal of Hu Yang Town Government

Date:           February 1, 2011

Contract Period: 2011.1.1 ~ 2040.12.31; Contract signing date: 2011.2.1;

No.	Account Name (Chinese)	Name（Eng）	Number of mu leased	Unit Price	Amount per year ($)	Deposit
1	郑署华	Zheng Shuhua	2	200	400.00	400.00
2	郑金富	Zheng Jinfu	2	200	400.00	400.00
3	郑尽贤	Zheng Jinxian	2	200	400.00	400.00
4	郑秋阳、郑秋景	Zheng Qiuyang、ZhengQiujing	1.25	200	250.00	250.00
5	郑清泉	Zheng Qingquan	0.75	200	150.00	150.00
6	刘明月	Liu Mingyue	1	200	200.00	200.00
7	黄建忠	Huang Jianzhong	1.5	200	300.00	300.00
8	黄建忠	Huang Jianzhong	2	50	100.00	100.00
9	郑泉胜	Zheng Quansheng	2	50	100.00	100.00
10	郑友谊	Zheng Youyi	1	200	200.00	200.00
11	郑友谊	Zheng Youyi	9.5	50	475.00	475.00
12	郑泉胜	Zheng Quansheng	1	50	50.00	50.00
13	郑国山	Zheng Guoshan	38	50	1,900.00	1,900.00
	郑国亮	Zheng Guoliang
	郑国锋	Zheng Guofeng
14	郑锦灿	Zheng Jincan	1.5	200	300.00	300.00
15	郑国锋	Zheng Guofeng	1	200	200.00	200.00
16	郑国亮	Zhneg Guoliang	1.75	200	350.00	350.00
17	郑振生	Zheng Zhensheng	1	200	200.00	200.00
18	郑生仁	Zheng Shengren	2.25	200	450.00	450.00
19	郑锦赐	Zheng Jinci	1.25	200	250.00	250.00
20	郑振良	Zheng Zhenliang	0.75	200	150.00	150.00

21	郑清柱	Zheng Qingzhu	0.25	200	50.00	50.00
22	郑振镯	Zheng Zhenzhuo	1.5	200	300.00	300.00
23	郑南生代	Zheng Nansheng	1.75	200	350.00	350.00
24	郑南生代	Zheng Nansheng	3.25	200	650.00	650.00
			1.25	200	250.00	250.00
25	郑尽安	Zheng Jinan	9	200	1,800.00	1,800.00
26	郑生仁	Zheng Shengren	1	200	200.00	200.00
27	郑生仁	Zheng Shengren	7	50	350.00	350.00
28	刘剑民	Liu Jianmin	1.25	200	250.00	250.00
29	刘剑民	Lin Jianmin	3.5	50	175.00	175.00
30	郑尽妙	Zheng Jinmiao	8	200	1,600.00	1,600.00
31	郑振良	Zheng Zhenliang	1	50	50.00	50.00
32	郑振锡	Zheng Zhenci	1	50	50.00	50.00
33	郑振润	Zheng Zhenrun	4	50	200.00	200.00
34	郑文珍	Zheng Wenzhen	1.5	200	300.00	300.00
35	郑文春	Zheng Wenchun	0.75	200	150.00	150.00
36	郑锦成	Zheng Jincheng	18	50	900.00	900.00
37	郑普选	Zheng Puxuan	4	50	200.00	200.00
38	郑景生	Zheng Jingsheng	6	50	300.00	300.00
39	郑锦紫	Zheng Jinzi	4	50	200.00	200.00
Total:			151.5		15,150.00	15,150.00

Farmland Sub-contracting Agreement
The party awarding the Agreement:	Xi Dong (transliteration in Putonghua) Village of Hu Yang (transliteration in Putonghua) Town, Yong Chun County (hereafter referred to as Party A).

Legal person:	Zheng Zhaoyong

Location:	Xi Dong Village of Hu Yang Town

Mode of contact:	13506913757

The sub-contracting party:	Fujian Qianlon Agricultural Technology Co., Ltd. (hereafter referred to as Party B).

Representative of the sub-contracting party:	ANG Stanley

Location:	Taiwan Street Hu li (transliteration in Putonghua) District of Xiamen (transliteration in Putonghua) City.

Mode of contact	18759964696

For the sake of promoting economic developments in rural areas and after having been agreed by part of the villagers (Name list refer to Appendix 1) of Xi Dong village Hu Yang Town Yong Chun County and after having been approved by Town Government. In order to clarify the relationship of rights and obligations between the two parties, according to Land Administration Law of the People's Republic of China, Law of the People's Republic of China on the Contracting of Rural Land and other laws and regulations, both Party A and Party B reach the following Agreement after fair, open and democratic negotiations in order to keep our promises:

1.0
The location and the area of the land sub-contracted: Party B shall sub-contract Party A’s farmland located at around Shan lin dou of Xi Xi Cheng Bian (Beside the High Way)  (transliteration in Putonghua), totaling 26.05 mu (667 square meter). However, the result of the actual survey carried out in accordance with our State’s norms will prevail and each and every landlord shall sign and affix his/her finger print as proof.

2.0
Tenure of sub-contracting: The tenure of sub-contracting shall be temporarily fixed for a period of 30 years as from 1st January 2011 to 31st December 2040. If Party B wishes to continue sub-contracting the land at the expiry of the sub-contracting tenure, Party B shall have preferential rights to have the land sub-contracting under the same conditions.

3.0	The land sub-contracting shall be used as: Party B shall sub-contract this piece of land to be used as the base for seedling.

4.0
Money for the sub-contracting: Money for the sub-contracting shall be equivalent to the price of 300 catties of grains for each acre per year (the price of the grains shall be the acquisition price set out by the government on 15th August of the prevailing year), which shall be paid in RMB.  Upon signing the agreement, Party B shall have to pay one year’s guarantee deposit (the guarantee deposit shall be calculated according to the acquisition price set out by the government for the grains during the first year of the lease).  The rental shall be paid at one go by 20th August each year, and the subsequent annual rental shall be paid in such manner.  The guarantee deposit shall be (utilized) to offset the rental for the last year of the lease.

5.0	Rights and Obligations:

5.1	Party A’s rights and obligations:

5.1.1
After the Agreement has been concluded, if Party B fails to operate the forest land leaving the said forest land uncultivated causing permanent damage to the forest land; then Party A shall be entitled to unconditionally take back the land;

5.1.2	Party A shall safeguard Party B’s sub-contracting and operational rights of the land and shall not have such rights changed or renounced unlawfully;

5.1.3	Party A shall respect Party B’s decision-making rights in respect of its production and operation;

5.1.4	Party A shall be responsible for removing any interference, which might be caused unlawfully by any other organizations or individuals, in respect of Party B’s operational rights;

5.1.5	Party A shall be responsible for getting over any disputes if the ownership rights of the forest land sub-contracted is in issue;

5.1.6	Party A shall ensure gratuitous usage of passages leaving to the forest land as well as easy access to the same.

5.2	Party B’s rights and obligations:

5.2.1	During the period of sub-contracting, Party B shall be entitled to have decision-making rights in respect of its operations;

5.2.2
In case that the land sub-contracted is requisitioned in accordance with law, then the sub-contracting party shall be entitled to have all compensations in respect of the plants growing on the land, facilities erected on the land, fees for settlement and other relevant compensations set down by the relevant laws, rules and regulations in respect of requisitioning of land; but Party A shall be entitled to have the compensation made in respect of the land;

5.2.3	If Party B fails to pay for the money for the sub-contracting of the land over a period of 6 months, it then shall be deemed as if Party B has automatically given up its sub-contracting rights;

5.2.4
In case that any financial subsidy in respect of the land sub-contracted is awarded by superior organizations, then Party B shall be entitled to all such subsidy conditional upon that such subsidy shall be utilized in respect of the production and management pertaining to the land sub-contracted;

6.0	Special Stipulations: During the sub-contracting period, Party A shall provide Xi Xi Cheng Bian Primary School to the use of Party B gratis.

7.0
This Agreement shall come into force after it has been entered into by both parties and after it has been reported to Hu Yang Town Government of Yong Chun County and been approved by the same. Party B shall be entitled to have the operational rights of the land after this sub-contracting Agreement has come into force. Both Party A and Party B shall abide by the terms in this Agreement and in case that there are any disputes, both parties shall remove such disputes through friendly negotiations. If friendly negotiations are in vain, both parties can request the Rural Committee of the Town Government to mediate in order to eliminate such disputes. If negotiations and mediation are in vain, both parties can apply for arbitration to the Arbitration Organization of Sub-contracted Land in Rural Areas.

8.0	Party A and Party B shall hold other friendly negotiations in respect of any matters unattended by this Agreement.

9.0	This Agreement shall be in triplicated, each of Party A and Party B shall hold one copy of this Agreement; and the third copy of this Agreement shall be kept in file by Hu Yang Ton Government.

Party A (signature and seal):
Seal of Xi Dong Villagers’ Committee of Hu Yang Town of Yong Chun County

Party B (signature and seal):                                                       /s/ ANG Stanley,
Seal of Fujian Qianlon Agricultural Technology Co., Ltd.

Approving organization (seal of Hu Yang Town Government):
Seal of Hu Yang Town Government

Date:           February 1, 2011

Contract Period: 2011.2.1 ~ 2041.2.1; Contract Signing Date:
2011.2.1;

No.	Account Name (Chinese)	Name（Eng）	Number of mu leased	Unit Price / mu	Amount per year ($)	Deposit
1	郑志洪	Zheng Zhihong	2.5	300斤或360元/亩	900.00	900.00
2	郑金要	Zheng Jinyao	1.5	300斤或360元/亩	540.00	540.00
3	郑庆章	Zheng Qingzhang	1	300斤或360元/亩	360.00	360.00
4	郑庆煌	Zheng Qinghuang	1.3	300斤或360元/亩	468.00	468.00
5	郑海安	Zheng Haian	1.3	300斤或360元/亩	468.00	468.00
6	郑国生	Zheng Guosheng	1.5	300斤或360元/亩	540.00	540.00
7	郑章谈	Zheng Zhangtan	1.5	300斤或360元/亩	540.00	540.00
8	郑国海	Zheng Guohai	2	300斤或360元/亩	720.00	720.00
9	郑国强	Zheng Guoqiang	4.5	300斤或360元/亩	1,620.00	1,620.00
10	郑淑丽	Zheng Shuli	1.3	300斤或360元/亩	468.00	468.00
11	郑敬中	Zheng Jingzhong	1.65	300斤或360元/亩	594.00	594.00
12	郑生良	Zheng Shengliang	5	300斤或360元/亩	1,800.00	1,800.00
13	郑晓莉	Zheng Xiaoli	1	300斤或360元/亩	360.00	360.00
Total:			26.05		9,378.00	9,378.00

Forest Land Sub-contracting Agreement

The party awarding the Agreement:	Xi Dong (transliteration in Putonghua) Village of Hu Yang (transliteration in Putonghua) Town, Yong Chun County (hereafter referred to as Party A).

Legal person:	Zheng Zhaoyong

Location:	Xi Dong Village of Hu Yang Town

Mode of contact:	13506913757

The sub-contracting party:	Fujian Qianlon Agricultural Technology Co., Ltd. (hereafter referred to as Party B).

Representative of the sub-contracting party:	ANG Stanley

Location:	Taiwan Street Hu li (transliteration in Putonghua) District of Xiamen (transliteration in Putonghua) City.

Mode of contact	18759964696

For the sake of promoting economic developments in rural areas and after having been agreed by part of the villagers (Name List refer to Appendix 1) of Xi Dong village Hu Yang Town Yong Chun County and after having been approved by Town Government. In order to clarify the relationship of rights and obligations between the two parties, according to Land Administration Law of the People's Republic of China, Law of the People's Republic of China on the Contracting of Rural Land and other laws and regulations, both Party A and Party B reach the following Agreement after fair, open and democratic negotiations in order to keep our promises:

1.0
The location and the area of the land sub-contracted: Party B shall sub-contract Party A’s farmland, citrus orchards located at around Shan lin dou of Xi Xi Cheng Bian (transliteration in Putonghua) from Ku ji Xi (transliteration in Putonghua) of Xi Dong in the east, Cheng Bian Xi (transliteration in Putonghua) in the south, Xi Xi (transliteration in Putonghua) in the west, Chun Lin Shan (transliteration in Putonghua) and Xi Dong Wei (transliteration in Putonghua) in the north, totaling 234 mu (667 square meter). However, the result of the actual survey carried out in accordance with our State’s norms will prevail and each and every landlord shall sign and affix his/her finger print as proof.

2.0
Tenure of sub-contracting: The tenure of sub-contracting shall be temporarily fixed for a period of 30 years as from 1st January 2011 to 31st December 2040. If Party B wishes to continue sub-contracting the land at the expiry of the sub-contracting tenure, Party B shall have preferential rights to have the land sub-contracting under the same conditions.

3.0	The land sub-contracting shall be used as: Party B shall sub-contract this piece of land to be used as the base for growing economic woods

4.0
Money for the sub-contracting: Money for the sub-contracting shall be RMB 50 dollars per mu per year, money for the sub-contracting shall be 50 x 234 = 11,700 dollars/year. Party B shall be required to pay the money for the sub-contracting in respect of that particular year on or before 15th January of each year at one go; and on the day when this Agreement comes into force, Party B shall also be required to pay a sum of money amounting to a year’s sum of money for the sub-contracting of the land as a deposit which shall be used as the money for the sub-contracting of the land for the final year of the sub-contracting period.

5.0	Rights and Obligations:

5.1	Party A’s rights and obligations:

5.1.1
After the Agreement has been concluded, if Party B fails to operate the forest land leaving the said forest land uncultivated causing permanent damage to the forest land; then Party A shall be entitled to unconditionally take back the land;

5.1.2	Party A shall safeguard Party B’s sub-contracting and operational rights of the land and shall not have such rights changed or renounced unlawfully;

5.1.3	Party A shall respect Party B’s decision-making rights in respect of its production and operation;

5.1.4
Party A shall take requisite steps to actively co-ordinate with Party B so as to render assistance to Party B in respect of the transfer of the Ownership Rights of Woods or for any change of any formalities which shall cause any properties to be registered under Party B’s name and for going through requisite formalities in respect of verification and approval procedures of the falling of trees;

5.1.5	Party A shall be responsible for removing any interference, which might be caused unlawfully by any other organizations or individuals, in respect of Party B’s operational rights;

5.1.6	Party A shall be responsible for getting over any disputes if the ownership rights of the forest land sub-contracted is in issue;

5.1.7	Party A shall ensure gratuitous usage of passages leaving to the forest land as well as easy access to the same.

5.2	Party B’s rights and obligations:

5.2.1	During the period of sub-contracting, Party B shall be entitled to have decision-making rights in respect of its operations;

5.2.2
In case that the land sub-contracted is requisitioned in accordance with law, then the sub-contracting party shall be entitled to have all compensations in respect of the plants growing on the land, facilities erected on the land, fees for settlement and other relevant compensations set down by the relevant laws, rules and regulations in respect of requisitioning of land; but Party A shall be entitled to have the compensation made in respect of the land;

5.2.3	If Party B fails to pay for the money for the sub-contracting of the land over a period of 6 months, it then shall be deemed as if Party B has automatically given up its sub-contracting rights;

5.2.4
In case that any financial subsidy in respect of the land sub-contracted is awarded by superior organizations, then Party B shall be entitled to all such subsidy conditional upon that such subsidy shall be utilized in respect of the production and management pertaining to the land sub-contracted;

6.0	Special Stipulations: During the sub-contracting period, Party A shall provide Xi Xi Cheng Bian Primary School to the use of Party B gratis.

7.0
This Agreement shall come into force after it has been entered into by both parties and after it has been reported to Hu Yang Town Government of Yong Chun County and been approved by the same. Party B shall be entitled to have the operational rights of the land after this sub-contracting Agreement has come into force. Both Party A and Party B shall abide by the terms in this Agreement and in case that there are any disputes, both parties shall remove such disputes through friendly negotiations. If friendly negotiations are in vain, both parties can request the Rural Committee of the Town Government to mediate in order to eliminate such disputes. If negotiations and mediation are in vain, both parties can apply for arbitration to the Arbitration Organization of Sub-contracted Land in Rural Areas.

8.0	Party A and Party B shall hold other friendly negotiations in respect of any matters unattended by this Agreement.

9.0	This Agreement shall be in triplicated, each of Party A and Party B shall hold one copy of this Agreement; and the third copy of this Agreement shall be kept in file by Hu Yang Ton Government.

Party A (signature and seal):

Seal of Xi Dong Villagers’ Committee of Hu Yang Town of Chun County

Party B (signature and seal):                                                       /s/ ANG Stanley,

Seal of Fujian Qianlon Agricultural Technology Co., Ltd.

Approving organization (seal of Hu Yang Town Government):

Seal of Hu Yang Town Government

Date:           February 1, 2011

Contract Period: 2011.1.1 ~ 2040.12.31; Contract Signing Date: 2011.2.1;

No.	Account Name (Chinese)	Name（Eng）	Number of mu leased	Unit Price	Amount per year ($)	Deposit
1	郑国渌	Zheng Guolu	4	50	200.00	200.00
2	郑金强	Zheng Jinqiang	4	50	200.00	200.00
3	郑秋阳	Zheng Qiuyang	3	50	150.00	150.00
4	郑秋景	Zheng Qiujing	8	50	400.00	400.00
5	郑尽妙	Zheng Jinmiao	5	50	250.00	250.00
6	郑尽安	Zheng Jinan	10	50	500.00	500.00
7	郑尽妙	Zheng Jinmiao	25	50	1,250.00	1,250.00
8	郑金毅	Zheng Jinyi	3	50	150.00	150.00
9	郑建国	Zheng Jianguo	7	50	350.00	350.00
10	郑建宁	Zheng Jianning	4.5	50	225.00	225.00
11	郑金富	Zheng Jinfu	6	50	300.00	300.00
12	郑其清	Zheng Qiqing	1	50	50.00	50.00
13	郑国泽	Zheng Guoze	2.5	50	125.00	125.00
14	郑金顺	Zheng Jinshun	2.5	50	125.00	125.00
15	郑署华	Zheng Shuhua	6.5	50	325.00	325.00
16	郑锦灿	Zheng Jincan	2	50	100.00	100.00
17	郑春生	Zheng Chunsheng	7	50	350.00	350.00
18	郑春阳	Zheng Chunyang	1	50	50.00	50.00
19	郑清河	Zheng Qinghe	15	50	750.00	750.00
20	郑金井	Zheng Jinjing	8	50	400.00	400.00
21	郑文镇	Zheng Wenzhen	1	50	50.00	50.00
22	郑国忠	Zheng Guozhong	2	50	100.00	100.00

23	郑金更	Zheng Jingeng	4	50	200.00	200.00
24	郑金招	Zheng Jinzhao	6	50	300.00	300.00
25	郑振生	Zheng Zhensheng	3	50	150.00	150.00
26	郑金兴	Zheng Jinxing	4	50	200.00	200.00
27	郑丽玲	Zheng Liling	5	50	250.00	250.00
28	郑玉红	Zheng Yuhong	10	50	500.00	500.00
29	郑文培	Zheng Wenpei	1	50	50.00	50.00
30	郑代业	Zheng Daiye	10	50	500.00	500.00
31	郑荣锋	Zheng Rongfeng	5	50	250.00	250.00
32	郑德新	Zheng Dexin	1	50	50.00	50.00
33	郑振润	Zheng Zhenrun	2.5	50	125.00	125.00
34	郑志刚	Zheng Zhigang	3	50	150.00	150.00
35	郑金柱	Zheng Jinzhu	2.5	50	125.00	125.00
36	郑军明	Zheng Junming	6	50	300.00	300.00
37	郑明星	Zheng Mingxing	6	50	300.00	300.00
38	郑胜利	Zheng Shengli	15	50	750.00	750.00
39	郑南生	Zheng Nansheng	6	50	300.00	300.00
40	郑志强	Zheng Zhiqiang	2	50	100.00	100.00
41	郑荣镇	Zheng Rongzhen	3	50	150.00	150.00
42	郑锦仕	Zheng Jinshi	1	50	50.00	50.00
43	郑建红	Zheng Jianhong	2	50	100.00	100.00
44	郑文乐	Zheng Wenle	2	50	100.00	100.00
45	郑金垦	Zheng Jinken	1.5	50	75.00	75.00
46	郑金理	Zheng Jinli	3.5	50	175.00	175.00
47	郑金柱	Zheng Jinzhu	1	50	50.00	50.00
Total:			234		11,700.00	11,700.00